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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): MARCH 7, 2006


                         NORTHERN BORDER PARTNERS, L.P.
             (Exact name of registrant as specified in its charter)



              DELAWARE                 1-12202                93-1120873
   (State or other jurisdiction      (Commission            (IRS Employer
          of incorporation)          File Number)         Identification No.)

           13710 FNB PARKWAY
            OMAHA, NEBRASKA                                    68154-5200
(Address of principal executive offices)                       (Zip Code)

       Registrant's telephone number, including area code: (402) 492-7300

                                  Not Applicable
                      -------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 7.01   REGULATION FD DISCLOSURE.

         Attached as Exhibit 99.1 is a copy of Northern Border Partners, L.P.'s press release, dated March 7, 2006, regarding a presentation to be made by Northern Border Partners, L.P. at the 2006 Master Limited Partnership Investor Conference in New York City, New York on Thursday, March 9, 2006. The presentation materials will be available, starting March 9, 2006, on our web site, at www.northernborderpartners.com.



ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

     (c)    Exhibits.

            99.1     Northern Border Partners, L.P. press release dated
                     March 7, 2006.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         NORTHERN BORDER PARTNERS, L.P.

Date: March 7, 2006                      By: /s/ Jerry L. Peters
                                             -----------------------------------
                                         Name:   Jerry L. Peters
                                         Title:  Chief Financial and
                                                 Accounting Officer




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                                 EXHIBIT INDEX

 EXHIBIT
   NO.                            DESCRIPTION
 -------                          -----------

   99.1 --  Northern Border Partners, L.P. press release dated March 7, 2006.







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